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[LETTERHEAD OF THE PORT AUTHORITY OF NY & NJ]


October 6, 1998



Mr. Declan A. French
President
IT Staffing Ltd.
1 World Trade Center
Suite 7967
New York, NY 10048



REFERENCE:  ONE WORLD TRADE CENTER - SUITE NO. 7847


Dear Mr. French:

Below, please find a proposal detailing the basic terms and conditions applicable to the space you selected.

Upon acceptance, the following will be incorporated into the lease documents.

LESSEE:                       IT Staffing Ltd.

ADDRESS:                      One World Trade Center
                              New York, NY 10048

REPRESENTATIVE:               Mr. Declan A. French

STATE OF INCORPORATION:       New York

USE OF SPACE:                 Administrative, clerical and executive
                              offices for the lessee's business as an
                              international personnel recruitment office.

FLOOR AND AREA:               1,214 rentable square feet

SUITE:                        # 7847


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[LETTERHEAD OF THE PORT AUTHORITY OF NY & NJ]



TERM:                              Three (3) years

LEASE & RENT COMMENCEMENT
DATE:                              November 1, 1998 subject to postponement

RENTAL RATE:                       PERIOD-YR   RENT-RSF   RENT-MO     RENT-YR

                                   YRS. 1-3      $39      $3,946      $47,352

TAX BASE:                          (1998/1999) Tax Base Year - the lessee will
                                   pay for all PILOT increases above that
                                   amount.

OPERATING EXPENSE             Based on Porter's Wage in effect on January 1,
ESCALATION:                   1998 and escalated annually on a $0.01/$0.01
                              formula, including fringe benefits.

SECURITY DEPOSIT:             To be determined upon review of lessee's
                              financials

LIABILITY INSURANCE:          $1,000,000 combined singled limit liability and
                              general liability insurance.

TAX I.D. NO.:                 To be determined

CLEANING:                     Cleaning is included in rent.

ELECTRICITY:                  Tenant will pay for electricity used as determined
                              by survey.

LANDLORD'S WORK:              Space will be taken in its "as-is" condition.


RELOCATION:                   The Port Authority will have a right to relocate
                              the lessee during the term of the letting to comparable space in the World Trade Center. In the event of such a move, the Port Authority will pay all reasonable relocations costs.


THIS PROPOSAL DOES NOT REPRESENT AN AGREEMENT OF ANY KIND AND THE PARTIES SHALL HAVE NO LIABILITY WHATSOEVER IN CONNECTION WITH IT UNLESS AND UNTIL A LEASE AGREEMENT IS SIGNED BY BOTH PARTIES.

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THE PORT AUTHORITY OF NY & NJ                             ONE WORLD TRADE CENTER
                                                          NEW YORK, NY 10048

                                                          (212) 435-7000
                                                          (973) 961-6600

                                         -3-


If the above is acceptable, please sign below as indicated and return same to me. I will then proceed with the preparation of the appropriate documents.


Sincerely,

/s/ Gilbert Weinstein

Gilbert Weinstein
Assistant Manager
International Sales and Leasing
The World Trade Center

IT STAFFING LTD.

CONCURRED: Declan French
          -----------------------------------------
                         (Print Name)

SIGNATURE: /s/ Declan French
          -----------------------------------------

TITLE:    President
          -----------------------------------------

DATE:     October 6, 1998
          -----------------------------------------